UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2014

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

(Exact Name of Registrant as Specified in Charter)

Switzerland	001-32938	98-0681223
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Lindenstrasse 8

6340 Baar

Zug, Switzerland

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 41-41-768-1080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 21, 2014, Allied World Assurance Company Holdings, AG (“Allied World”) announced that Allied World Assurance Company, Ltd, a Bermuda company and a wholly-owned subsidiary of Allied World, entered into (i) a Sale of Business Agreement with Royal & Sun Alliance Insurance plc, a company incorporated in England and Wales (“RSA”), with respect to RSA’s Hong Kong insurance operations (the “Hong Kong Purchase Agreement”); and (ii) a Sale of Business Agreement with RSA with respect to RSA’s Singapore insurance operations (the “Singapore Purchase Agreement” and together with the Hong Kong Purchase Agreement, collectively, the “Purchase Agreements”).

The Purchase Agreements provide that, upon the terms and subject to the conditions set forth therein, Allied World Assurance Company, Ltd will acquire the in-force insurance portfolios and related assets and liabilities of RSA’s Hong Kong and Singapore insurance operations for $215 million (the “Acquisition”). Allied World will fund the Acquisition with cash on hand and will not require any external financing.

The Purchase Agreements contain customary representations, warranties and covenants made by each of Allied World Assurance Company, Ltd and RSA. The closing of the Acquisition does not require approval of Allied World’s or RSA’s shareholders, but is subject to regulatory approvals by the Office of the Commissioner of Insurance in Hong Kong and the Monetary Authority of Singapore, respectively, as well as the High Court of Singapore. The Acquisition is expected to close in the first half of 2015. Following the closing, Allied World Assurance Company, Ltd will continue to operate the acquired Hong Kong and Singapore insurance operations through its existing licensed branches in those locations.

The foregoing summary of the Purchase Agreements and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Hong Kong Purchase Agreement and the Singapore Purchase Agreement, which are filed as Exhibits 2.1 and 2.2, respectively, to this Form 8-K, and are incorporated herein by reference.

The Purchase Agreements have been included to provide investors and security holders with information regarding their terms. They are not intended to provide any other factual information about Allied World. The representations, warranties and covenants contained in the Purchase Agreements were made only for purposes of each respective agreement and as of specific dates, were solely for the benefit of the respective parties to the Purchase Agreements. The representations, warranties and covenants may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreements and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Allied World or its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreements, which subsequent information may or may not be fully reflected in Allied World’s public disclosures.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this Form 8-K and the exhibits attached hereto reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by the occurrence of any event, change or other circumstance that could give rise to the termination of the Purchase Agreements; the inability to receive the required regulatory approvals to complete the Acquisition; risks that the proposed Acquisition disrupts each company’s current plans and operations; the ability to retain key personnel; the ability to recognize the benefits of the Acquisition; the amount of costs, fees, expenses and charges related to the Acquisition; pricing and policy term trends; increased competition; the adequacy of our loss reserves; negative rating agency actions; greater frequency or severity of unpredictable catastrophic events; the impact of acts of terrorism and acts of war; Allied World or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

2.1	Sale of Business Agreement by and between Royal & Sun Alliance Insurance plc and Allied World Assurance Company, Ltd related to Hong Kong operations, dated as of August 22, 2014.

2.2	Sale of Business Agreement by and between Royal & Sun Alliance Insurance plc and Allied World Assurance Company, Ltd related to Singapore operations, dated as of August 22, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

Dated: August 25, 2014	By:	/s/ Wesley D. Dupont
	Name:	Wesley D. Dupont
	Title:	Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit Number	Description
2.1	Sale of Business Agreement by and between Royal & Sun Alliance Insurance plc and Allied World Assurance Company, Ltd related to Hong Kong operations, dated as of August 22, 2014.

2.2	Sale of Business Agreement by and between Royal & Sun Alliance Insurance plc and Allied World Assurance Company, Ltd related to Singapore operations, dated as of August 22, 2014.